UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 6, 2006

_________________

IRWIN FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

INDIANA (State or other jurisdiction of incorporation)	0-6835 (Commission File Number)	35-1286807 (I.R.S. Employer Identification No.)

500 Washington Street

Columbus, Indiana 47201

(Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code: (812) 376-1909

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     On November 6, 2006, Irwin Financial Corporation (the "Corporation") issued a press release announcing its Third Quarter 2006 Results. A copy of the press release is attached as Exhibit 99.1.

ITEM 8.01. OTHER EVENTS.

     On November 6, 2006, the Corporation announced it had reached a definitive agreement with New Century Financial Corporation (NYSE: NEW), for New Century to purchase certain assets, assume certain obligations and offer employment to a significant portion of the employees related to the mortgage servicing operations of the Corporation's indirect subsidiary, Irwin Mortgage Corporation. The announcement is included in the Corporation's press release, attached as Exhibit 99.1. The sale of the servicing operations is part of the Corporation's strategic decision to exit its conforming, conventional mortgage banking business and follows the sale in the third quarter of the majority of the associated mortgage loans and mortgage servicing rights.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

  Exhibits
Exhibit No.	Description
99.1	Press Release of Irwin Financial Corporation dated November 6, 2006 - Third Quarter 2006 Results

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IRWIN FINANCIAL CORPORATION (Registrant)

Date: November 6, 2006	By: /s/ Gregory F. Ehlinger __________________________________________
GREGORY F. EHLINGER Senior Vice President and Chief Financial Officer

 EXHIBIT INDEX
Exhibit No.	Description
99.1	Press Release of Irwin Financial Corporation dated November 6, 2006 - Third Quarter 2006 Results